UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  October 25, 2011

SINOBIOPHARMA, INC.

(Exact name of registrant as specified in charter)

Nevada	333-144910	26-3002371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Zhong Tian Road, Nantong City, Jiangsu Province, People’s Republic of China 226009
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (86) 51-385328336

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 30, 2011, Sinobiopharma, Inc. (the “Company”) filed a Form 15 with the Securities and Exchange Commission terminating its duty to file reports pursuant to Rule 15d-6.  The Company is voluntarily filing this Current Report on Form 8-K to provide investors information regarding its forthcoming merger as more fully described below.

Item 1.01  Entry into a Material Definitive Agreement.

On October 25, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sinobp, Inc., a Nevada corporation ("Parent"), and Sinobp1, Inc., a Nevada corporation ("MergerSub").  On November 1, 2011, holders of a majority of the voting rights of the capital stock of the Company approved the Merger Agreement and the transaction contemplated therein.  On November 8, 2011, in accordance with the terms of the Merger Agreement, the Company and MergerSub filed Articles of Merger with the Secretary of State of the State of Nevada, with an effective date of November 23, 2011 (the “Effective Date”), pursuant to which MergerSub will be merged with an into the Company, with the Company as the surviving entity (the “Surviving Corporation”).

Pursuant to the terms of the Merger Agreement, upon the Effective Date every share of the Company common stock, par value $.0001 per share (the “SNBP Shares”), issued and outstanding immediately prior to the Effective Date, exclusive of shares of the Company common stock owned by More Big Group Limited, Combiform Therapeutics Ltd., Well Start International Ltd. and Lequn Lee Huang (collectively, the “Excluded Shares”), will be converted into the right to receive $0.22 in cash, without interest (the “Per Share Amount”).  In order to receive payment for SNBP Shares, holders must either tender book-entry interests representing such SNBP Shares to Empire Stock Transfer through the book-entry system of The Depository Trust Company (“DTC”) as more fully described below.

The Company has appointed Continental Stock Transfer & Trust Company (the “Certificate Paying Agent”) for the purpose of exchanging the Per Share Amount for certificates representing SNBP Shares and Empire Stock Transfer, Inc. (the “Book-Entry Paying Agent” and together with the Certificate Paying Agent, collectively the “Paying Agents”) for the purpose of exchanging the Per Share Price for uncertificated SNBP Shares.  As of the date hereof, Parent has made available to the Paying Agents the full Per Share Amount to be paid in respect of the certificated SNBP Shares and the uncertificated SNBP Shares.

As soon as reasonably practicable after the Effective Date (but not later than two business days thereafter), Parent and the Surviving Corporation will cause the Paying Agents to mail to each record holder of SNBP Shares (other than Excluded Shares and any dissenting shares as described below) at the Effective Date a letter of transmittal and instructions (which will specify that the delivery shall be effected, and risk of loss and title to the shares of SNBP Shares shall pass, only upon proper delivery of the certificates representing SNBP Shares to the Certificate Paying Agent at  17 Battery Place-8th Floor, New York, NY 10004 or transfer of the uncertificated SNBP Shares to the Book-Entry Paying Agent) for use in such exchange. Each record holder of shares of SNBP Shares that have been converted into the right to receive the Per Share Amount will be entitled to receive, upon (i) surrender to the Certificate Paying Agent of a certificate representing an SNBP Share, together with a properly completed and executed letter of transmittal, or (ii) receipt of an “agent’s message” by the Book-Entry Paying Agent (or such other evidence, if any, of transfer as the Book-Entry Paying Agent may reasonably request) in the case of a book-entry transfer of an uncertificated SNBP Share, the Per Share Amount (subject to any applicable withholding tax specified in the Merger Agreement) in respect of the SNBP Share represented by such certificate or such uncertificated SNBP Share.  Payment for any such transferred uncertificated SNBP Share will be made following notification to the Book-Entry Paying Agent in accordance with DTC procedures, which notifications are expected to be made on a weekly basis following the Effectiveness Date until December 23, 2011.  Until so surrendered or transferred, as the case may be, each such certificate or uncertificated SNBP Share shall represent after the Effective Date for all purposes only the right to receive, in accordance with the terms of the Merger Agreement, such Per Share Amount. If any portion of the common stock consideration is to be paid to a person other than the person in whose name the surrendered certificate or the transferred uncertificated share is registered, it will be a condition to such payment that (i) either such certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such uncertificated share shall be properly transferred, in each case, as determined by the relevant Paying Agent and as set forth in the letter of transmittal and related instructions and (ii) the Person requesting such payment shall pay to the relevant Paying Agent any taxes required as a result of such payment to a Person other than the registered holder of such SNBP Shares or establish to the satisfaction of the relevant Paying Agent and the Surviving Corporation that such tax has been paid or is not payable.

As a result of the transactions set forth in the Merger Agreement holders of SNBP Shares may be entitled to certain dissenter’s rights under Sections 92A.300 to 92A.500 of the Nevada Revised Statutes.  On or about November 23, 2011, the Company will deliver a notice of dissenter’s rights to holders of certificates representing SNBP Shares and to DTC.  Any demand for payment in accordance with the exercise of dissenter’s rights must be sent within 30 days of the delivery of such notice (that is, not later than December 23, 2011) to the Surviving Corporation (as defined in the Merger Agreement) at the following address: Sinobiopharma, Inc., 8 Zhang Tian Road, Nantong City, Jiang Su Province, People’s Republic of China, 22600 specifying the certificate number of the shares as to which the holder is exercising dissenters’ rights or the DTC participant through which the holder holds such shares in the case of book-entry interests.  In addition to compliance with the foregoing, holders of uncertificated shares must comply the DTC proxy department procedures regarding the exercise of dissenters’ rights, which will then result in the issuance of a certificate representing SNBP Shares as of the time immediately prior to the Effective Date, which will be held by the Book-Entry Paying Agent on behalf of the Surviving Corporation.  Certificates representing certificated SNBP Shares as to which a holder is exercising its dissenters’ rights must be sent to paying agent at the following address: Continental Stock Transfer & Trust Company, 17 Battery Place-8th Floor, New York, NY 10004.  Holders of SNBP Shares should refer to the notice of dissenter’s rights for further instruction on how to exercise their dissenter’s rights.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

3.1	Articles of Merger, filed with the Secretary of State of the State of Nevada on November 8, 2011

10.1	Agreement and Plan of Merger, Dated as of October 25, 2011, by and among Sinobiopharma, Inc., Sinobp, Inc. and Sinobp1, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOBIOPHARMA, INC.

By: /s/ Lequn Huang
Name: Lequn Huang
Title: Chief Executive Officer

Dated: November 21, 2011

Exhibit Index

Exhibit No.	Description

3.1	Articles of Merger, filed with the Secretary of State of the State of Nevada on November 8, 2011

10.1	Agreement and Plan of Merger, Dated as of October 25, 2011, by and among Sinobiopharma, Inc., Sinobp, Inc. and Sinobp1, Inc.

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